UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2014

GIGAMON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35957	26-3963351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 831-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) and (e)

On July 22, 2014, Gigamon Inc. (the “Company”) announced the appointment of Mike Burns as chief financial officer of the Company, also serving as the Company’s principal financial officer. Mr. Burns will be replacing Ravi Narula, the interim chief financial officer, effective July 22, 2014. Mr. Narula will continue to serve as the Company’s chief accounting officer, controller and principal accounting officer.

Mike Burns, age 48, most recently served as senior vice president of finance, chief financial officer and treasurer of Volterra Semiconductor Corporation, from August 2007 until its acquisition by Maxim Integrated Products, Inc., a semiconductor company, in October 2013. From June 1992 to August 2007, Mr. Burns served in various finance leadership roles at Intel Corporation, a semiconductor manufacturer, including finance director and controller of Intel Capital. Mr. Burns holds a B.A. in economics and a M.S. in industrial engineering from Stanford University and a M.B.A. from the University of California at Berkeley’s Haas School of Business.

Mr. Burns does not have any family relationship with any of the Company’s directors or executive officers. Mr. Burns has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

In connection with Mr. Burns’ appointment, the Company and Mr. Burns entered into an offer letter agreement (the “Offer Letter”), which provides that as chief financial officer, Mr. Burns will receive an annual base salary of $270,000 and an annual target bonus opportunity of 50% of his base salary. In addition, the Offer Letter provides that, subject to the approval of the Compensation Committee of the Company’s Board of Directors, Mr. Burns will receive equity awards in addition to his base salary and bonus.

In connection with his appointment, Mr. Burns will also enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-182662) filed with the Securities and Exchange Commission on May 29, 2013.

A copy of the press release issued by the Company announcing the appointment of Mr. Burns is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter, between the Company and Mike Burns, dated July 20, 2014

10.2*	Form of Indemnification Agreement between the Company and its directors and officers

99.1	Press release dated July 22, 2014, entitled “Gigamon Announces Appointment of Mike Burns as Chief Financial Officer”

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGAMON INC.

By:	/s/ Paul B. Shinn
Paul B. Shinn
General Counsel

Date: July 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter, between the Company and Mike Burns, dated July 20, 2014

10.2*	Form of Indemnification Agreement between the Company and its directors and officers

99.1	Press release dated July 22, 2014, entitled “Gigamon Announces Appointment of Mike Burns as Chief Financial Officer.”

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.